iShares®
iShares Trust
Supplement dated October 25, 2022 (the “Supplement”)
to the Summary Prospectus and Prospectus, each dated September 1, 2022, and the Statement of Additional Information (the “SAI”), dated September 1, 2022 (as revised October 3, 2022), for the iShares U.S. Dividend and Buyback ETF (DIVB) (the “Fund”)
The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus, and the SAI for the Fund.
The Board of Trustees (the “Board”) has approved the following changes for the Fund which will take effect on October 25, 2022:
Change in the Fund’s Name

Ticker	Current Fund Name	New Fund Name

DIVB	iShares U.S. Dividend and Buyback ETF	iShares Core Dividend ETF
Change in the Fund’s “Fees and Expenses”
The section of the Summary Prospectus and Prospectus entitled “Fees and Expenses” is deleted in its entirety and replaced with the following:
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b‑1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses

0.05%	None	0.00%	0.05%

[1]	The expense information in the table has been restated to reflect current fees.

[2]	The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years

$5	$16	$29	$66
Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Change in the Fund’s “Management”
The third paragraph of the section of the Prospectus entitled “Management” is deleted in its entirety and replaced with the following:
Effective October 25, 2022, for its investment advisory services to the Fund, BFA is paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of

0.05%. Prior to October 25, 2022 and for the fiscal year ended April 30, 2022, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.25%. BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to reduce the Fund’s total annual fund operating expenses. Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
Changes in the Fund’s “Investment Advisory, Administrative and Distribution Services”
Footnote ten (10) to the Management Fee table is added to the Fund on page 86 of the SAI with the following:
Effective October 25, 2022, the management fee for the iShares Core Dividend ETF is 0.05%. Prior to October 25, 2022, the management fee for the iShares Core Dividend ETF was 0.25%.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑A‑DIVBnfc‑1022

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